U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 15, 2003

                       COMMISSION FILE NUMBER: 000-32141


                               Nutra Pharma Corp.
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



            California                                 91-2021600
-----------------------------------------          -------------------------
(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
 or organization


   4001 NW 73rd Way, Coral Springs, FL                      33065
(Address of principal executive offices)                  (Zip Code)
------------------------------------------             ----------------


                  Registrant's telephone number: (954) 509-0911

                485 Martin Lane, Beverly Hills, California 90210
           ---------------------------------------------------------
         (Former name or former address, if changed since last report)


Item 1. Change in Control of Registrant

Not Applicable

Item 2. Acquisition or Disposition of Assets

Not applicable

Item 3. Bankruptcy or Receivership

Not Applicable

Item 4. Changes in Registrant's Certifying Accountant

Not Applicable

Item 5. Other Events
                                                                            1


The company has changed the address of its principal executive offices to: 4001 NW 73rd Way, Coral Springs, Florida 33065.

Dr. Mitchell Felder and David C. McClelland have been appointed to serve as directors until the next annual meeting of shareholders. As a result, the constitution of the board of directors has changed.

The members of the Board of Directors of Nutra Pharma Corp. serve until the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors.

The current executive officers, key employees and directors of Nutra Pharma Corp. are:


Name                          Age             Position
----------------             -----            ------------
Rik Deitsch                    36          CEO, President, Director

Dr. Michael Flax               47          Director

Soram Singh Khalsa, M.D.       54          Director, Chairman of
                                           Medical Advisory Committee

Dr. Mitchell S. Felder         50          Director

David C. McClelland            51          Director


Rik Deitsch. Mr. Deitsch has served as the Chief Executive Officer, President and Director of Nutra Pharma since November 7, 2002. He has served as Interim Chairman of the Board of Directors, Chief Financial Officer and Secretary of the company since December 15, 2003. Mr. Deitsch holds both a B.S. in Chemistry and an M.S. in Biochemistry from Florida Atlantic University and has conducted research for the Duke University Medical School Comprehensive Cancer Center. His research provided some of the beginning fundamentals for the development of several powerful therapeutics. Mr. Deitsch has a strong background in researching compounds derived from venomous animals, conducting work in Gila monsters (i.e. Exendin 4 -- Amylin Pharmaceuticals), Cone Snails
(i.e. Prialt   Elan Pharmaceuticals), and Rattlesnakes (i.e. Integrilin
Millennium Pharmaceuticals). His graduate work consisted of in-depth research on Cone snail venom pharmaceutical applications and Camptothecin analogs for the treatment of cancer. Deitsch has several papers and posters on rational drug design using computer simulations. Mr. Deitsch is an adjunct professor and teaches several courses for Florida Atlantic University's College of Business and Continuing Education Department.

Michael D. Flax, D.D.S., M.S., P.A. Dr. Flax has served as a Director of Nutra Pharma Corp. since November 26, 2001. He also served as President and Chief Executive Officer of the company from November 26, 2001 until November 6, 2002. From 1986 to the present, Dr. Flax has been self employed in the practice of Endontics in Coral Springs, Florida. Dr. Flax is a diplomat of the American Board of Endontics, a member of the American Association of Endontics, and a Fellow of the American College of Dentists. Since 1991, he has served on the board of Directors of Health Star, Inc., and currently serves as director
                                                                     2 for
Paragon Dental Services, Chief Financial Officer of Life Network Engineering Technologies, Inc., Associate Professor, Graduate Endontics Department at Nova South-eastern University School of Dentistry, Faculty Instructor at the University of Pennsylvania, and Faculty Instructor at Temple University. From 1984 through 1986, Dr. Flax served as a part time faculty instructor at the University of Pennsylvania, School of Dental Medicine; Endontics Dept., and was a sub-contractor for general dentistry in Philadelphia, Pennsylvania. From 1981 through 1983, he was a subcontractor for general dentistry in Florida, Long Island and New York City. He holds a certificate from the University Of Pennsylvania School Of Dental Medicine in Endontics, 1986, a D.D.S. from Georgetown University Dental School, 1981, an M.S. in chemistry from St. John's University, 1977, and a B.A. major in chemistry, minor in engineering from Miami University in Oxford, Ohio. He is licensed to practice dentistry in the states of Florida, Maryland, New York, Pennsylvania, and the District of Columbia.

Soram Singh Khalsa, M.D. Dr. Khalsa has served as a Director of Nutra Pharma Corp. since February 6, 2002 and the Chairman of the Medical Advisory Committee. Dr. Khalsa has been employed since 1977 in the practice of Internal Medicine and Functional Medicine and is the current Medical Director of the Khalsa Medical Clinic in Beverly Hills, California, and he is currently on the medical staff of Cedars Sinai Hospital. From 1976 through 1977, Dr. Khalsa served his residency in Internal Medicine at the Hospital of the Good Samaritan in Los Angeles, California. From 1975 through 1976, he served as a resident of Internal Medicine at St. Luke's Hospital in Cleveland, Ohio. From 2001 to the present, Dr. Khalsa has served as a Member of the Outside Scientific Advisory Board for the Center on Botanical Studies, National Institute of Health, and a Member of the Advisory Board, Jewish Hospice Project, and Los Angeles. From 2000 to the present, Dr. Khalsa has served as a Member of the Medical Advisory Board, Great Smokies Diagnostic Laboratory, and Asheville, North Carolina. From 1998 to the present, he has served as the Medical Director of East-West Medical Research Institute. From 1997 to 1999 Dr. Khalsa served as Chairman of the Executive Steering Committee of Complementary Medicine at Cedars-Sinai Medical Center, and from 1995 through 1997, he served as a Member of the Cedars-Sinai Medical Center Task Force on Complementary Medicine. Dr. Khalsa is a Graduate, cum laude, of Yale College, 1970; a Graduate of the American Institute of Homeopathy, 1973; holds a certificate in the Post Graduate Training Program, Millersville, Pennsylvania, 1973; and is a Graduate of the Case Western Reserve University School of Medicine, 1974.

Mitchell S. Felder, M.D. Dr. Felder has served as a Director of Nutra Pharma since December 15, 2003. He is the Chief Executive Officer and one of the founders of Infectech, Inc., the company's subsidiary, and has served as Chairman of Infectech's Board of Directors since May 2003. He previously served as Treasurer of Infectech from its inception until July 2003, and has served as a Director of Infectech since its inception. Dr. Felder is a contributor to certain of the patent applications for Infectech and has worked in Infectech's clinical medical effort. Dr. Felder has previously served as CEO and President of Infectech, Inc. over the past six years. He received his M.D. degree from the University Of Rome, Italy in 1983, and is an attending neurologist at UPMC's hospital system in Greenville, Pennsylvania.

David C. McClelland.  Mr. McClelland has served as a Director of Nutra
Pharma since December 15, 2003. From July 2003, he has served as Director, President and Treasurer of Infectech, Inc. Mr. McClelland has over 15 years
                                                                       3
experience in technology and business development with Ben Franklin Technology Partners. He holds a Bachelor's Degree in Mechanical Engineering of Technology from Gannon University, Erie, Pennsylvania and several degree credits from Penn State University in business, plastics and engineering. Mr. McClelland is an apprentice graduate of General Electric Company in 1976.

Item 6. Resignations of Registrant's Directors

Zirk Engelbrecht, Chairman of the Board of Directors, resigned as an Officer and Director of the company, effective December 15, 2003.

Item 7. Financial Statements and Exhibits

Not applicable


c.  Exhibits.

7.1      Resignation of Zirk Engelbrecht

Item 8.  Change in Fiscal Year

         Not applicable

Item 9.  Regulation FD Disclosure

         Not applicable

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

          Not applicable

Item 11. Temporary Suspensions of Trading under Registrant's Employee Benefit Plans

          Not applicable

Item 12.  Results of Operations and Financial Condition

          Not applicable


                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2003


                                                                            4



Nutra Pharma Corp.

Rik Deitsch
-----------------------
By: Rik Deitsch
Chief Executive Officer

                                  CERTIFICATION


In connection with the current report of Nutra Pharma Corp. (the "Company") on Form 8K for December 19, 2003, as filed with the Securities and Exchange Commission on the date hereof, Chief Executive Officer and Chief Financial Officer Rik Deitsch certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.



Dated: December 19, 2003                 By:  Rik Deitsch
                                             -----------------------------
                                              Rik Deitsch, C.E.O., C.F.O.

EXHIBITS

Resignation of Zirk Engelbrecht

                         RESIGNATION OF ZIRK ENGELBRECHT


I, ZIRK ENGELBRECHT, hereby resign as an officer and director of NUTRA PHARMA CORP., effective December 15, 2003.

Date: December 13, 2003

Zirk Engelbrecht
----------------
ZIRK ENGELBRECHT


                                                                            5